EXHIBIT 10.1

Commercial Contract                                         Adams Gallinar, P.A.
FLORIDA ASSOCIATION OF REALTORS                   1200 Brickell Avenue Suite 900
                                                                Miami, FL  33131
                                              Tel. 305-461-6800 Fax 305-416-6811


1. PURCHASE AND SALE:
HINES NURSERIES, INC., A CALIFORNIA CORPORATION                      ("SELLER").
AND F & J FARMS, LLC, A FLORIDA LIMITED LIABILITY COMPANY,
AND/OR PERMITTED ASSIGNS                                              ("BUYER").
Agree to sell and buy on the terms and conditions specified below the property ("Property") described as:
Address: TBD

Legal Description:

APPROXIMATELY 138+ ACRES LOCATED FROM SW 184TH STREET AND SW 190TH STREET, AND FROM SW 164TH AVENUE AND SW 169TH AVENUE IN MIAMI-DADE COUNTY TO BE FURTHER SUPPLEMENTED BY AN ACCURATE ACREAGE MEASUREMENT AND BOUNDARY SURVEY (SEE EXHIBIT "A") .

and the following Personal Property:

TO BE IDENTIFIED AND INVENTORY TO BE GENERATED AND AGREED UPON DURING INSPECTION PERIOD.


(all collectively referred to as the "Property") on the terms and conditions set forth below. THE "EFFECTIVE DATE" OF THIS CONTRACT IS THE DATE ON WHICH THE LAST OF THE PARTIES SIGNS THE LATEST OFFER. TIME IS OF THE ESSENCE IN THIS CONTRACT. Time periods of 5 days or less will be computed without including Saturday, Sunday or national legal holidays and any time period ending on a Saturday, Sunday or national legal holiday will be extended until 5:00 p.m. of the nest business day.

2. PURCHASE PRICE:                                                                            $   12,455,100.00
                                                                                              -----------------
         (a) Deposit held in escrow by ADAM GALLINAR, P. A                                    $      500,000.00
                                                                                              -----------------
         (b) Additional deposit to be made within________days from Effective Date             $
                                                                                              -----------------
         (c) Total mortgages (as referenced in Paragraph 3)                                   $
                                                                                              -----------------
         (d) Other: ADDITIONAL DEPOSIT AT OR PRIOR TO EXPIRATION OF INSPECTION PERIOD         $      500,000.00
                                                                                              -----------------
         (e) Balance to close, subject to adjustment and prorations,
         to be made with cash, locally drawn certified or cashier's check or wire transfer    $ CASH AT CLOSING
                                                                                              -----------------

3. THIS SECTION WAS INTENTIONALLY OMITTED

4. TITLE: SELLER has the legal capacity to and will convey marketable title to the Property by [x] statutory warranty deed SELLER, but subject to property taxes for the year of closing: covenants, restrictions and public utility easements of record; and (list any other matters to which title will be subject) MATTERS LISTED IN TITLE INSURANCE COMMITMENT EXCEPT MONETARY ENCUMBRANCES.

         (a) This section was intentionally omitted
         (b) This section was intentionally omitted
         (c) This section was intentionally omitted
         (d) INGRESS AND EGRESS: SELLER warrants that the Property presently has ingress and egress.
         (e) POSSESSION: SELLER will deliver possession and keys for all locks and alarms to BUYER at closing.

5. CLOSING DATE AND PROCEDURE: This transaction will be closed in MIAMI-DADE County, Florida on or before DECEMBER 28, 2006 or within ____ days from Effective Date ("Closing Date"), unless otherwise extended herein. [ ] SELLER
[x] BUYER will designate the closing agent. BUYER and SELLER will, within 45 days from Effective Date, deliver to Escrow Agent signed instructions which provide for closing procedure. If an institutional lender is providing purchase funds, lender requirements as to place, time of day and closing procedures will control over any contrary provisions in this Contract.

         (a) COSTS: BUYER will pay taxes and recording fees on notes, mortgages and financing statements and recording fees for the deed. SELLER will pay taxes on the deed and recording fees for documents needed to cure title defects. If SELLER is obligated to discharge any encumbrances at or prior to closing and fails to do so, BUYER may use purchase proceeds to satisfy the encumbrances.

         (b) DOCUMENTS: SELLER will provide the deed, bill of sale, mechanic's lien affidavit, assignments of permits and licenses. If SELLER is a corporation, SELLER will deliver a resolution of its Board of Directors authorizing the sale and delivery of the deed and certification by the corporate Secretary certifying the resolution and setting forth facts showing the conveyance conforms with the requirements of local law. BUYER will provide the closing statement.

 BUYER ( JRP ) (    ) SELLER ( CMP ) (    ) acknowledges receipt of this page.

CC-2(R) 1997 Florida Association of Realtors(R). All rights reserved. Licensed to Alta Star Software. User Reg# S1445317C

Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Right Reserved. (305) 279-8898

         (c) TAXES, ASSESSMENTS, AND PRORATIONS: The following items will be made current and prorated [x] as of Closing Date [ ] as of ____________: real estate taxes, bond and assessment payments and
              ______________________________. If the amount of taxes and assessments for the current year cannot be ascertained, rates for the previous year will be used with due allowance being made for improvements and exemptions. SELLER is aware of the following assessments affecting or potentially affecting the Property:
              _____________________________. BUYER will be responsible for all assessments of any kind which become due and owing on or after Effective Date, unless the improvement is substantially completed as of Closing Date, in which case SELLER will be obligated to pay the entire assessment.

         (d) FIRPTA TAX WITHHOLDING: The Foreign Investment in Real Property Act ("FIRPTA") requires BUYER to withhold at closing a portion of the purchase proceeds for remission to the Internal Revenue Service ("I.R.S.") if SELLER is a "foreign person" as defined by the Internal Revenue Code. The parties agree to comply with the provisions of FIRPTA and to provide, at or prior to closing, appropriate documentation to establish any applicable exemption from the withholding requirement. If withholding is required and BUYER will provide proof to SELLER that such funds were property remitted to I.R.S.

6. ESCROW: BUYER and SELLER authorize ADAM GALLINAR, P.A.
Telephone:305-416-6800 Fax:305-416-6811
Address:1200 BRICKELL AVENUE, SUITE 900, MIAMI, FLORIDA 33131 to act as "Escrow Agent" to receive funds and other items and, subject to clearance, disburse them in accordance with the terms of this Contract. Escrow Agent will deposit all funds received in [X] a non-interest bearing escrow account [ ] an interest bearing escrow account with interest accruing to _____________________ with interest disbursed (check one) [ ] at closing [ ] at ___________ intervals. If Escrow Agent receives conflicting demands or has a good faith doubt as to Escrow Agent's duties or liabilities under this Contract, he/she may (a) hold the subject matter of the escrow until the parties mutually agree to its disbursement or until issuance of a court order or decision of arbitrator determining the parties' rights regarding the escrow or (b) deposit the subject matter of the escrow with the clerk of the circuit court having jurisdiction over the dispute. Upon notifying the parties of such action, Escrow Agent will be released from all liability except for the duty to account for items previously delivered out of escrow. If a licensed real estate broker, Escrow Agent will comply with applicable provisions of Chapter 475, Florida Statutes. In any suit or arbitration in which Escrow Agent is made a party because of acting as agent hereunder or interpleads the subject matter of the escrow, Escrow Agent will recover reasonable attorneys' fees and costs at all levels, with such fees and costs to be paid from the escrowed funds or equivalent and charged and awarded as court or other costs in favor of the prevailing party. The parties agree that Escrow Agent will not be liable to any person for misdelivery to BUYER or SELLER of escrowed items, unless the misdelivery is due to Escrow Agent's willful breach of this Contract or gross negligence.

7. PROPERTY CONDITION: SELLER will deliver the Property to BUYER at the time agreed in its present "as is" condition, ordinary wear and tear excepted, and will maintain the landscaping and grounds in a comparable condition. SELLER makes no warranties other than marketability of title. By accepting the Property "as is," BUYER waives all claims against SELLER for any defects in the property. (Check (a) or (b))

         [ ] (a) AS IS: BUYER has inspected the Property or waives any right to inspect and accepts the Property in its "as is" condition.

         [x} (b) DUE DILIGENCE PERIOD: BUYER will, at BUYER'S expense and within 40 days from Effective Date ("Due Diligence Period"), determine whether the Property is suitable, in BUYER'S sole and absolute discretion, for BUYER'S intended use and development of the Property as specified in Paragraph 4. During the Due Diligence Period, BUYER may conduct any tests, analyses, surveys and investigations ("Inspections") which BUYER deems necessary to determine to BUYER'S satisfaction the Property's engineering, architectural, environmental properties; zoning and zoning restrictions; flood zone designation and restrictions; subdivision regulations; soil and grade; availability of access to public roads, water, and other permits, government approvals and licenses; compliance with American with Disabilities Act; absence of asbestos, soil and ground water contamination; and other inspections that BUYER deems appropriate to determine the suitability of the Property for BUYER'S intended use and development. BUYER shall deliver written notice to SELLER prior to the expiration of the Due Diligence Period of BUYER'S determination of whether or not the Property is acceptable. BUYER'S failure to comply with this notice requirement shall constitute acceptance of the Property in its present "as is" condition. SELLER

 BUYER ( JRP ) (    ) SELLER ( CMP ) (    ) acknowledges receipt of this page.

CC-2(R) 1997 Florida Association of Realtors(R). All rights reserved. Licensed to Alta Star Software. User Reg# S1445317C

Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Right Reserved. (305) 279-8898
         grants to BUYER, its agents, contractors and assigns, the right to enter the Property at any time during the Due Diligence Period for the purpose of conducting Inspections; provided, however, that BUYER, it agents, contractors and assigns enter the Property and conduct Inspections at their own risk. BUYER shall indemnify and hold SELLER harmless from losses, damages, costs, claims and expenses of any nature, including attorney's fees at all levels, and from liability to any person, arising from the conduct of any and all inspections or any work authorized by BUYER. BUYER will not engage in any activity that could result in a mechanic's lien being filed against the Property without SELLER'S prior written consent. In the event this transaction does not close, (1) BUYER shall repair all damages to the Property resulting from the Inspections and return the Property to the condition it was in prior to conduct of the Inspections, and (2) BUYER shall, at BUYER'S expenses, release to SELLER all reports and other work generated as a result of the Inspections. Should BUYER deliver timely notice timely notice that the Property is not acceptable, SELLER agrees that BUYER'S deposit shall be immediately returned to BUYER and the Contract terminated.

         (c) WALK-THROUGH INSPECTION: BUYER may, on the day prior to closing or any other time mutually agreeable to the parties, conduct a final "walk-through" Inspection of the Property to determine compliance with this paragraph and to ensure that all Property is on the premises.

         (d) DISCLOSURES:
              1. RADON GAS: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.
              2. ENERGY EFFICIENCY: BUYER may have determined the energy efficiency rating of the building, if any is located on the Real Property.

8. OPERATION OF PROPERTY DURING CONTRACT PERIOD: SELLER will continue to operate the Property and any business conducted on the Property in the manner operated prior to Contract and will take no action that would adversely impact the Property, tenants, lenders or business, if any. Any changes, such as renting vacant space, that materially affect the Property or BUYER'S intended use of the Property will be permitted [X] only with BUYER'S consent [ ] without Buyer's consent.

9. RETURN OF DEPOSIT: Unless otherwise specified in the Contract, in the event any condition of this Contract is not met and BUYER has timely given any required notice regarding the condition having not been met, BUYER'S deposit will be returned in accordance with applicable Florida laws and regulations.

10. DEFAULT

         (a) In the event the sale is not closed due to any default or failure on the part of SELLER other than failure to make the title marketable diligent effort, BUYER may either (1) receive a refund of BUYER'S deposit(s) (2) seek specific performance.

         (b) In the event the sale is not closed due to any default or failure on the part of BUYER, SELLER may retain al deposit(s) paid or agreed to be paid by BUYER as agreed upon liquidated damages, consideration for the execution of this Contract, and in full settlement of any claims, upon which this Contract will terminate.

11. ATTORNEY'S FEES AND COSTS: In any claim or controversy arising out of or relating to this Contract, the prevailing party, which for purposes of this provision will include BUYER, SELLER and Broker, will be awarded reasonable attorneys' fees, costs and expenses.

12. BROKERS: Neither BUYER nor SELLER has utilized the services of, or for any other reason owes compensation to, a licensed real estate Broker other than:

         (a) LISTING BROKER: MICHAEL J. AMBROSE 4% (WITH REBATE OF 1.75% OF PURCHASE PRICE CREDITED/PAID TO BUYER AT CLOSING) who is [x] an agent of POINTS REAL ESTATE SERVICES, INC. [ ] a transaction broker [ ] a nonrepresentative and who will be compensated by [x] SELLER [ ] BUYER [ ] both parties pursuant to [ ] a listing agreement [ ] other (specify):
         (b)  CORPORATE Broker: _______________________________________________.
              who is [ ] an agent of __________________________________________.


 BUYER ( JRP ) (    ) SELLER ( CMP ) (    ) acknowledges receipt of this page.

CC-2(R) 1997 Florida Association of Realtors(R). All rights reserved. Licensed to Alta Star Software. User Reg# S1445317C

Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Right Reserved. (305) 279-8898

              [ ] a transaction broker [ ] a nonrepresentative and who will be compensated by [ ] BUYER [ ] SELLER [ ] both parties pursuant to
              [ ] and MLS or other offer of compensation to a cooperating broker
              [ ] other (specify) _____________________________. (collectively referred to as "Broker") in connection with any act relating to the Property, including but not limited to inquires, introductions, consultations and negotiations resulting in this transaction. SELLER and BUYER agree to indemnify and hold Broker harmless from and against losses, damages, costs and expenses of any kind, including reasonable attorneys' fees at all levels and from liability to any person, arising from (1) compensation claimed which is inconsistent with the representation in this Paragraph, (2) enforcement action to collect a brokerage fee pursuant to Paragraph 10, (3) any duty accepted by Broker at the request of BUYER or SELLER, which duty is beyond the scope of services regulated by Chapter 475, F.S., as amended, or (4) recommendations of or services provided and expenses incurred by any third party whom Broker refers, recommends or retains for or on behalf of BUYER or SELLER.

13. ASSIGNABILITY; PERSONS BOUND: This Contract may be assigned to a related entity, and otherwise [x] is not assignable [ ] is assignable. The terms "BUYER," "SELLER" and "Broker" may be singular or plural. This Contract is binding upon BUYER or SELLER and their heirs, personal representatives, successors and assigns (if assignment is permitted).

14. OPTIONAL CLAUSES: (Check if any of the following clauses are applicable and are attached as an addendum to this Contract):

[ ] Arbitration                    [ ] Seller Warranty                   [ ] Existing Mortgage
[ ] Section 1031 Exchange          [ ] Coastal Construction Control Line [ ] Other_______________
[ ] Property Inspection and Repair [ ] Flood Area Hazard Zone            [ ] Other_______________
[ ] Seller Representations         [ ] Seller Financing                  [ ] Other_______________

15. MISCELLANEOUS: The terms of this Contract constitute the entire agreement between BUYER and SELLER.

Modifications of this Contract will not be binding unless in writing, signed and delivered by the party to be bound. Signatures, initials, documents referenced in this Contract, counterparts and written modifications communicated electronically or n paper will be acceptable for all purposes, including delivery, and will be binding. Handwritten or typewritten terms inserted in or attached to this contract prevail over preprinted terms. If any provision of this Contract is or becomes invalid or unenforceable, all remaining provisions will continue to be fully effective. This Contract will be construed under Florida law and will not be recorded in any public records. Delivery of any written notice to any party's agent will be deemed delivery to that party.

THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING. BROKER ADVISES BUYER AND SELLER TO VERIFY ALL FACTS AND REPRESENTATIONS THAT ARE IMPORATANT TO THEM AND TO CONSULT AN APPROPRIATE PROFESSIONAL FOR LEGAL ADVICE (FOR EXAMPLE, INTERPRETING CONTRACTS, DETERMINING THE EFFECT OF LAWS ON THE PREPERTY AND TRANSACTION, STAUS OF TITLE, FOREIGN INVESTOR REPORTING REQUIREMENTS, ETC.) AND FOR TAX, PRPERTY CONDITION, ENVIRONMENTAL AND OTHER SPECIALIZED ADVICE. BUYER ACKNOWLEDGES THAT BROKER DOES NOT OCCUPY THE PRPERTY AND THAT ALL REPRESENTATIONS (ORAL, WRTTEN OR OTHERWISE) BY BROKER ARE BASED ON SELLER REPRESENTATIONS OR PUBLIC RECORDS UNLESS BROKER INDICATES PERSONAL VERIFICATION OF THE REPRESENTATION. BUYER AGREES TO RELY SOLEY ON SELLER, PROFESSIONAL INPECTORS AND GOVERNMENATL AGENCIES FOR VERIFICATION OF THE PROPERTY CONDITION, SQUARE FOOTAGE AND FACTS THAT MATERIALLY AFFECT PROPERTY VALUE.

DEPOSIT RECEIPT: Deposit of $500,000.00
By [x] ________ check [ ] other ____________________ received on ______________,
By _____________________________________________________________________________
   Signature of Escrow Agent
OFFER: BUYER to purchase the Property on the above terms and conditions. Unless acceptance is signed by SELLER and a signed copy delivered to BUYER or BUYER'S agent no later than _______________ [ ] a.m. [ ] p.m. on ____________________,
BUYER may revoke this offer and receive a refund of all deposits.

F & J FARMS, LLC, A FLORIDA LIMITED LIABILITY COMPANY, AND/OR PERMITTED ASSIGNS


 BUYER ( JRP ) (    ) SELLER ( CMP ) (    ) acknowledges receipt of this page.

CC-2(R) 1997 Florida Association of Realtors(R). All rights reserved. Licensed to Alta Star Software. User Reg# S1445317C

Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Right Reserved. (305) 279-8898

Date: 10-30-2006      BUYER /s/Jesus R. Puentes       Tax ID No:
      ---------------       -------------------------            ---------------
     Title:________________ Telephone:_______________ Facsimile:________________
     Address:___________________________________________________________________

Date:                 BUYER                           Tax ID No:
      ---------------       -------------------------            ---------------
     Title:________________ Telephone:_______________ Facsimile:________________
     Address:___________________________________________________________________

ACCEPTANCE: SELLER accepts BUYER'S offer and agrees to sell the Property on the above terms and conditions ( [ ] subject to the attached counter offer).

Date: 10-30-2006      BUYER /s/Claudia M. Pieropan    Tax ID No: 33-0411319
      ---------------       -------------------------            ---------------
     Title: CFO             Telephone: (949) 936-8340 Facsimile:
            ---------------            --------------            ---------------
     Address: 12621 Jeffrey Road, Irvine, CA  92620
              ------------------------------------------------------------------

Date:                 BUYER                           Tax ID No:
      ---------------       -------------------------            ---------------
     Title:________________ Telephone:_______________ Facsimile:________________
     Address:___________________________________________________________________


 BUYER ( JRP ) (    ) SELLER ( CMP ) (    ) acknowledges receipt of this page.

The Florida Association of Realtors and local Board/Association of Realtors make no representation as to the legal validity or adequacy of any provision of this form in any specific transaction. This standardized form should not be used in complex transactions or with extensive riders or additions. This form is available for use by the entire real estate industry and is not intended to identify the user as a Realtor. Realtor is a registered collective membership mark that may be used only by real estate licensees who are members of the National Association of Realtors and who subscribe to its Code of Ethics.

The copyright laws of the United States (17 U.S. Code) forbid the unauthorized reproduction of blank forms by any means including facsimile or computerized forms.

CC-2(R) 1997 Florida Association of Realtors(R). All rights reserved. Licensed to Alta Star Software. User Reg# S1445317C

Software and Added Formatting Copyright 2004 Alta Star Software, Inc. All Right Reserved. (305) 279-8898

                         ADDENDUM TO COMMERCIAL CONTRACT


         THIS ADDENDUM (the "Addendum") is being executed simultaneously with, in consideration of, and as part of the foregoing Commercial Contract (the "Contract") by and between F & J FARMS, LLC, A FLORIDA LIMITED LIABILITY COMPANY, AND/OR PERMITTED ASSIGNS, as Buyer, and HINES NURSERIES, INC., A CALIFORNIA CORPORATION, as Seller, in connection with the purchase and sale of the real and personal property referenced in the Contract (the "Property"). The parties hereby expressly agree as follows:

              1. Unless the context otherwise requires, all initial capitalized terms used but not defined in this Addendum shall have the meaning or meanings given to such terms in the Contract. This Addendum shall be deemed a part of, but shall take precedence over and supersede any provisions to the contrary contained in the Contract, including handwritten changes. All references in the Contract or this Addendum to the Contract shall be deemed to refer to the Contract as modified by this Addendum, unless the context otherwise requires.

              2. The parties acknowledge and agree that the Seller may solicit "back-up" offers for the sale of the Property.

              3. Sections 4(a) (b) and (c) of the Contract are hereby deleted in their entirety and replaced with the following:

                   TITLE: Within three (3) days of the Effective Date, Seller shall cause a local title insurance company (the "TITLE COMPANY") to issue and deliver to Buyer a title commitment ("TITLE COMMITMENT") in the amount of the Purchase Price. Buyer shall have until 5:00 p.m. Eastern Standard Time on December 1, 2006 (the "TITLE CONTINGENCY DATE") to review and approve (a) the Title Commitment and all supplements thereto delivered to Buyer prior to the Title Contingency Date, and all exceptions to title referred to therein, (b) all additional matters, if any, affecting title to the Property disclosed by Seller to Buyer in writing, and (c) all matters which would be disclosed by an ALTA survey of the Property prepared in accordance with the 1999 Minimum Detail Requirements for ALTA/ACSM Land Title Surveys (or, if Buyer obtains an ALTA survey, as disclosed in such survey) ("ALTA/ACSM REQUIREMENTS") (collectively, "TITLE AND SURVEY MATTERS"). Unless Buyer gives written notice to the Escrow Agent and Seller ("TITLE APPROVAL NOTICE") that it disapproves of (or subject to the provisions of the immediately following sentence) any of the Title and Survey Matters on or before the Title Contingency Date, Buyer shall be deemed to have approved all of the Title and Survey Matters. In the event Buyer desires to approve some, but not all, of the Title and Survey Matters, Buyer shall list all Title and Survey Matters so disapproved ("DISAPPROVED EXCEPTIONS") in the Title Approval Notice delivered on or before the Title Contingency Date; all Title and Survey Matters not so disapproved in such Title Approval Notice shall automatically be deemed approved by Buyer. Notwithstanding the foregoing, all deeds of trust, judgments, mechanics and other monetary liens in each case caused by Seller (other than non-delinquent real property taxes and assessments) shall be removed by Seller at the Closing Date regardless of whether Buyer objects to same. If Buyer disapproves of one or more of the Title and Survey Matters, Seller shall have a five (5) day period after its receipt of Buyer's Title Approval Notice within which to notify Buyer in writing (which writing shall describe the response selected) of its intention to remove prior to the Closing Date the Disapproved Exceptions (Seller having the right but not the obligation to do so). If for any reason, within such five (5) day period, Seller does not provide Buyer with such notice, Seller shall be deemed to have elected to not remove (or obtain such endorsements for) such Disapproved Exceptions. If Seller does not agree, or is deemed not to have agreed, to so remove any Disapproved Exceptions, then Buyer shall have the right either to waive such Disapproved Exceptions or to terminate this Contract by delivery of written notice to Seller and Escrow Agent within three (3) days after the expiration of such five (5) day period ("WAIVER NOTICE"). Buyer's failure to deliver to Seller and Escrow Agent the Waiver Notice within such three (3) day period shall be conclusively deemed Buyer's election waive such Disapproved Exceptions and proceed to closing. In the event this Contract terminates in accordance with this Section, the obligations of Seller to sell, and Buyer to buy, the Property as provided herein, and each of the parties' obligations under this Contract, except for those obligations hereunder which are specifically stated to survive such a termination, shall terminate. Seller and Buyer shall have no further obligation in connection herewith. Upon termination of this Contract pursuant to this Section, Buyer shall pay all of Escrow Agent's and Title Company's cancellation fees, the Deposit shall be immediately returned to Buyer, all due diligence materials provided by Seller shall be promptly delivered by Buyer to Seller, and Buyer shall promptly deliver to Seller all entitlement materials, applicants and agreements, all surveys, appraisals, investigative reports and other written materials developed by (or for the benefit of) Buyer (excluding marketing and economic feasibility studies and reports, internal correspondence and communications and other confidential or proprietary information and materials) in connection with its due diligence review as set forth in this Contract.

                   EXCEPTIONS TO TITLE. Buyer shall be obligated to accept title to the Property subject only to the following exceptions to title (collectively, the "PERMITTED EXCEPTIONS"): (a) real estate taxes and assessments not then delinquent; (b) the printed exceptions which appear in the owner's title policy issued by the Title Company; (c) all Title and Survey Matters approved by Buyer pursuant to this Contract; and (d) any matters affecting the Property which are created by or with the consent of Buyer, including, without limitation, any matters relating to entitlements sought by Buyer prior to the Closing Date. Buyer shall be responsible for charges for its owner's title policy (and any endorsements) and the cost of any survey prepared in connection herewith.

              4. Except as otherwise expressly provided in this Contract, Buyer hereby acknowledges and agrees that the sale of the Property hereunder is and will be made on an "AS IS, WHERE IS" BASIS AND WITH ALL FAULTS AND THAT SELLER HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY NEGATES AND DISCLAIMS ANY REPRESENTATIONS, WARRANTIES OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, FUTURE OR OTHERWISE, OF, AS TO, CONCERNING OR WITH RESPECT TO, THE PROPERTY, INCLUDING, WITHOUT LIMITATION, (1) ENVIRONMENTAL MATTERS RELATING TO THE PROPERTY OR ANY PORTION THEREOF, (2) SURFACE AND SUBSURFACE GEOLOGICAL AND SOILS CONDITIONS, (3) WHETHER OR NOT AND TO THE EXTENT TO WHICH THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED BY ANY WATER, FLOOD HAZARD OR FLOOD LIKELIHOOD, (4) DRAINAGE ISSUES, CONDITIONS OR PROBLEMS, (5) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF, (6) USAGES OF ADJOINING PROPERTY, (7) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF, (8) THE VALUE, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, DURABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL CONDITION OF THE PROPERTY OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS, OR CLAIMS ON OR AFFECTING, OR PERTAINING TO, THE PROPERTY OR ANY PART THEREOF, (9) THE PRESENCE OF HAZARDOUS MATERIALS OR SUBSTANCES IN OR ON, UNDER OR IN THE VICINITY OF THE PROPERTY, (10) THE CONDITION OR CURRENT OR POTENTIAL USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (11) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, OR (12) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THE PROPERTY FOR ANY PARTICULAR PURPOSE (BUYER AFFIRMING THAT BUYER HAS NOT RELIED ON SELLER'S SKILL OR JUDGMENT TO SELECT OR FURNISH PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY


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

PARTICULAR PURPOSE). Buyer further acknowledges and agrees that any information provided or to be provided with respect to the Property including, without limitation, the due diligence materials, was obtained from a variety of sources and that, except as expressly set forth in this Contract, Seller has not made any independent investigation or verification of such information and makes no representations as to the accuracy or completeness of such information. Seller shall not be liable for any failure to investigate the Property nor shall Seller be bound in any manner by any verbal or written statements, representations, appraisals, environmental assessment reports, or other information pertaining to the Property or the operation thereof, furnished by Seller or by any real estate broker, attorney, agent, representative, employee, servant or other person acting on Seller's behalf, except for the express representations and warranties of Seller set forth in this Contract. It is expressly understood and agreed that the amount of the Purchase Price reflects, and the Property is being sold by Seller and purchased by Buyer subject to, the foregoing disclaimers, which shall survive the Closing.

              5. The following language shall be added to the end of Section 10(b):

                 "The parties understand and agree that (i) actual damages would be difficult or impossible to ascertain in the event of such default or breach, and (ii) the sum specified as liquidated damages is a reasonable estimation of the probable loss which would be sustained by the Seller by reason of such default or breach and is not a penalty or forfeiture."

              6. Buyer may not assign or transfer its rights or obligations under this Contract without the prior written consent of Seller (in which event such transferee shall assume in writing all of the transferor's obligations hereunder, but such transferor shall not be released from its obligations hereunder), which consent may be withheld in the sole discretion of Seller; provided, however, that notwithstanding any provision of this Contract to the contrary, prior to the Closing, Buyer shall be permitted to (i) assign its rights under this Contract (without obtaining Seller's consent) to an "Affiliate" of Buyer or (ii) to delegate a third party to be the recipient of the Deed, provided that (a) any such assignment or delegation shall be in writing delivered to Seller at least five (5) days prior to the Closing Date, and (b) any assignee or delegate shall be deemed to have received all of the Due Diligence Materials and any other materials received by Buyer in relation to the Property and made all waivers and accepted all agreements as provided herein; provided further, however, that no such permitted assignment or delegation shall release the Buyer from its obligations hereunder. No consent given by Seller to any transfer or assignment of Buyer's rights or obligations hereunder shall be construed as a consent to any other transfer or assignment of Buyer's rights or obligations hereunder. No transfer or assignment in violation of the provisions hereof shall be valid or enforceable. Subject to the foregoing, this Contract and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the parties. As used herein, the term "AFFILIATE" shall mean and refer to an entity which is directly or indirectly controlling, controlled by, or under common control with Buyer.

              7. CONFIDENTIALITY. All non-public information provided by Seller to Buyer with respect to the Property or Seller's nursery business operations thereon, shall remain confidential and shall not be disclosed by Buyer without the prior written consent of the Seller except (a) to Buyer's directors, officers, employees, legal counsel, engineers, and similar professionals and consultants but only to the extent reasonably necessary in connection with the transaction contemplated hereunder (and Buyer shall inform each of the foregoing parties of Buyer's obligations under this paragraph and shall secure the agreement of such parties to be bound by the terms hereof), or (b) as otherwise required by law or to enforce terms of the Contract. If the transaction contemplated hereby fails to close, then the confidentiality requirement set forth and described in this Section shall be binding upon Buyer and shall survive any termination of the Contract.

              8. The parties acknowledge and agree that this Addendum may be executed in multiple counterparts, and transmitted via facsimile, each such counterpart (whether transmitted via facsimile or otherwise), when executed, shall constitute an integral part of one and the same Contract between the parties.

              9. Except as expressly modified by this Addendum, the provisions of the Contract are hereby expressly ratified and confirmed.

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

         EXECUTED as of the 30th day of October, 2006.


SELLER:                                     BUYER:

HINES NURSERIES, INC.,                      F & J FARMS, LLC,
A CALIFORNIA CORPORATION                    A FLORIDA LIMITED LIABILITY COMPANY


BY: /S/ CLAUDIA M. PIEROPAN                 BY: /S/ JESUS R. PUENTES
    -----------------------------               ---------------------------
NAME: CLAUDIA M. PIEROPAN                   NAME: JESUS R. PUENTES
      ---------------------------                 -------------------------
TITLE: CFO                                  TITLE: MANAGER
       --------------------------                  ------------------------


Witness:                                    Witness:

/s/ Bill Robertson                          /s/ Yanecid Luis     Yanecid Luis
------------------                          ----------------     ------------

Bill Robertson                              /s/ Vanessa DaLuau   Vanessa DaLuau
--------------                              ------------------   --------------



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